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                                                                     EXHIBIT 4.1
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                             INCORPORATED UNDER THE
                         LAWS OF THE STATE OF MARYLAND
NUMBER                                                                    SHARES
                     [TELECOMMUNICATION SYSTEMS, INC. LOGO]

                        TELECOMMUNICATION SYSTEMS, INC.
                            SHARES OF CLASS A COMMON
                                     STOCK


THIS CERTIFIES THAT

IS THE REGISTERED HOLDER OF

        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE CORPORATION (PAR VALUE $.01)

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

                       [TELECOMMUNICATION SYSTEMS, INC.
                                    MARYLAND
                                   2000 SEAL]

        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto
affixed this        day of         A.D. 2000.




----------------------------               -------------------------------------
Thomas M. Brandt, Jr.,                      Maurice B. Tose,
 Assistant Secretary                        Chairman of the Board, President and
                                            Chief Executive Officer


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        For Value received,                            hereby sell, assign and
transfer unto



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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE



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                                                                       Shares
represented by the within Certificate, and do hereby irrevocably constitute and
appoint                                Attorney to transfer the said stock in
the books of the within named Corporation with full power of substitution in the premises.


Dated,                                  x
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                                         NOTICE: THE SIGNATURE TO THIS
                                         ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT, OR
                                         ANY CHANGE WHATEVER.

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